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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in this Post Effective Amendment No. 1 to the Registration Statement on Form S-8 of our report dated January 31, 2001 relating to the combined financial statements, which appears in the Registration Statement on Form S-1 (File No. 333-59194), as amended on July 18, 2001, of Accenture Ltd.


/s/  PricewaterhouseCoopers LLP

Chicago, Illinois
October 16, 2001